Great-West Lifetime 2045 Fund I
Class T Ticker: MXMLX
Class T1 Ticker: MXNLX
(the "Fund")

Summary Prospectus
May 1, 2014

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective
The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the Fund seeks income and secondarily, capital growth.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Fund pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of the expenses of the Fund and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the other funds in which it invests.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class T	Class T1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.86%	0.86%	0.86%[1]
Total Annual Fund Operating Expenses[2]	0.98%	1.08%	1.23%
1 The Acquired Fund (Underlying Fund) Fees and Expenses are estimated for Class L shares because the class has not yet commenced operations.
2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund (Underlying Fund) Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Great-West Lifetime 2045 Fund I	1 Year	3 Years	5 Years	10 Years
Class T	$100	$311	$539	$1,196
Class T1	$110	$342	$593	$1,312
Class L	$125	$389	$673	$1,484

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies
The following is a summary of the principal investment strategies of the Fund:

The Fund seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by Great-West Life & Annuity Insurance Company (the “GWL&A Contract”) that is tailored for investors planning to retire in (or otherwise begin using the invested funds on), or close to, 2045 (which is assumed to be at age 65). The mutual funds and the GWL&A Contract are referred to as the “Underlying Funds.” The Fund is designed for investors who plan to withdraw the value of their account in the Fund gradually after retirement. Depending on its risk profile and proximity to 2045, the Fund employs a combination of investments among Underlying Funds in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Fund currently expects (as of the date of this Prospectus) to invest 65-90% of its net assets in Underlying Funds that invest primarily in equity securities and 10-35% of its net assets in Underlying Funds that invest primarily in fixed income securities. Over time, the Fund’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. The Fund I series are generally expected to pursue a more conservative allocation strategy relative to the Fund II or Fund III series.

Great-West Capital Management, LLC (“GWCM”) uses asset allocation strategies to allocate assets among different broad asset classes and the Underlying Funds. Each Underlying Fund has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equity securities (including those from emerging markets), U.S. and foreign fixed income securities (including those rated below investment grade), real estate instruments, short-term investments, and derivatives. The following table shows the Fund’s target allocation for the various asset classes and the Underlying Funds in which the Fund expects to invest as of the date of this Prospectus:

Large Value	7.6%	International Large Growth	4.5%
Great-West T. Rowe Price Equity Income Fund Initial		Great-West MFS International Growth Fund Initial
Great-West Putnam Equity Income Fund Initial		Invesco International Growth Fund R5
Large Blend	13.9%	Diversified Emerging Markets	7.2%
Great-West S&P 500® Index Fund Initial		Invesco Developing Markets Fund R5
Large Growth	6.2%	Oppenheimer Developing Markets Fund A
Great-West American Century Growth Fund Initial		Intermediate-Term Bond	12.0%
Great-West Multi-Manager Large Cap Growth Fund Initial		Great-West Bond Index Fund Initial
Mid Value	3.9%	Great-West Loomis Sayles Bond Fund Initial
Great-West Goldman Sachs Mid Cap Value Fund Initial		Great-West Federated Bond Fund Initial
Great-West Ariel Mid Cap Value Fund Initial		High Yield Bond	3.0%
Mid Blend	5.9%	Metropolitan West High Yield Bond Fund M
Great-West S&P Mid Cap 400® Index Fund Initial		Great-West Putnam High Yield Bond Fund Initial
Mid Growth	2.1%	Global Bond	3.0%
Wells Fargo Advantage Common Stock Fund A		Great-West Templeton Global Bond Fund Initial
Great-West T. Rowe Price Mid Cap Growth Fund Initial		Oppenheimer International Bond Fund A
Small Value	3.2%	Inflation-Protected Bond	0.0%
AllianzGI NFJ Small-Cap Value Fund A		American Century Inflation Adjusted Bond Fund Inv
Great-West Loomis Sayles Small Cap Value Fund Initial		PIMCO Real Return Fund Adm
Small Blend	4.9%	Real Estate	4.0%
Great-West S&P Small Cap 600® Index Fund Initial		Great-West Real Estate Index Fund Initial
Small Growth	1.7%	Nuveen Real Estate Securities Fund I
Janus Triton Fund S		T. Rowe Price Real Estate Fund Advisor
Invesco Small Cap Discovery Fund A		Global Real Estate	1.5%
International Large Value	5.5%	Cohen & Steers International Realty Fund A
Harbor International Fund Inv		Invesco Global Real Estate Fund R5
Great-West MFS International Value Fund Initial		Third Avenue Real Estate Value Fund I
International Large Blend	9.9%	Short-Term Income/Cash	0.0%
Great-West International Index Fund Initial		Great-West Short Duration Bond Fund Initial
		GWL&A Contract

The Fund will automatically rebalance its holdings of the Underlying Funds on a monthly basis to maintain the appropriate asset allocation. GWCM reviews asset class allocations, Underlying Fund allocations, and the Underlying Funds themselves on a quarterly basis, or more frequently as deemed necessary. GWCM may add or delete asset classes, and add or delete Underlying Funds at any time and without shareholder notice or approval.

The following chart illustrates the Fund’s target asset allocations among U.S. equity, foreign equity, real estate, and fixed income asset classes as of the date of this Prospectus. The illustration reflects the Fund’s neutral allocations (without any tactical adjustments by GWCM). The Fund’s actual asset allocation may differ from this illustration to reflect GWCM’s tactical adjustments to the asset mix based on market outlook or other factors. GWCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:

Fund-of-Funds Structure Risk

•
Since the Fund invests directly in the Underlying Funds, all risks associated with the eligible Underlying Funds apply to the Fund. To the extent the Fund invests more of its assets in one Underlying Fund than another, the Fund will have greater exposure to the risks of that Underlying Fund.

•	Since the Fund invests in Underlying Funds, you will bear your proportionate share of expenses of the Fund and indirectly of the Underlying Funds, resulting in an additional layer of expenses.

•
The Fund is classified as non-diversified under the 1940 Act, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Funds. As a result, the Fund’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified fund.

The following are risks associated with Underlying Fund investments that may indirectly result in a loss of your investment in a Fund. There can be no assurance that an Underlying Fund will achieve its investment objective.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than stocks of companies located in more developed markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Underlying Fund’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates). Fixed income securities rated below investment grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies and their issuers are less likely to make payments of interest and repay principal.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Fund invests will have a significant impact on the performance of the Underlying Fund.

Investment Style Risk - Because the Fund invests in Underlying Funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor.

Liquidity Risk - Underlying Funds may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be required to sell liquid securities at an unfavorable time.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

Market Risk - Markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Real Estate Investment Trust (REIT) / Real Estate Risk - Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Sovereign Debt Securities Risk - Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government's policy towards principal international lenders such as the International Monetary Fund, or the political situations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors in the past have been able to restructure their debt payments without the approval of some or all debt holders or to declare moritoria on payments. In the event of a default on sovereign debt, the Underlying Fund may also have limited legal recourse against the defaulting government entity.

Tracking a Benchmark Index Risk - Index Funds are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Fund may not be able to precisely track the performance of its benchmark index.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing the performance of the Fund’s Class T shares in each full calendar year since inception and by comparing the Fund’s average annual total return to the performance of a broad-based securities market index which has investment characteristics similar to those of the Fund. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Class T shares performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.22%
Worst Quarter	September 2011	-15.21%

Average Annual Total Returns for Periods Ended December 31, 2013

	One Year	Since Inception (5/1/2009)
Great-West Lifetime 2045 Fund I Class T	20.13%	15.67%
Great-West Lifetime 2045 Fund I Class T1	19.97%	15.54%
Morningstar Lifetime Conservative 2045 Index (reflects no deduction for fees, expenses or taxes)	19.57%	16.47%

Investment Adviser
Great-West Capital Management, LLC (GWCM)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Catherine Tocher, CFA	Senior Vice President & Chief Investment Officer	2014
S. Mark Corbett, CFA	Executive Vice President & Global Chief Investment Officer	2009
David McLeod	Senior Vice President & Managing Director	2014
Jonathan Kreider, CFA	Portfolio Manager	2014
Thone Gdovin, CFA	Portfolio Manager	2014
Andrew Corwin	Assistant Portfolio Manager	2014

Purchase and Sale of Fund Shares
Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information
The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.